UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2004

ARGOSY GAMING COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-11853	37-1304247
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification number)

219 Piasa Street Alton, Illinois 62002 (618) 474-7500
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release, dated April 27, 2004, reporting the financial results of Argosy Gaming Company (the “Company”) for the quarter ended March 31, 2004.

Item 12. Results of Operations Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the Company’s press release, dated April 27, 2004, reporting the Company’s financial results for the quarter ended March 31, 2004.

The information, including exhibit attached hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARGOSY GAMING COMPANY, a Delaware corporation

Date: April 27, 2004	By:	/s/ DALE R. BLACK
	Name:	Dale R. Black
	Title:	Senior Vice President and Chief Financial Officer